J.P. MORGAN INCOME FUNDS

JPMorgan Unconstrained Debt Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Shares Classes)

Supplement dated March 5, 2025

to the current Summary Prospectuses, as supplemented

As previously supplemented on February 18, 2025, at a meeting held on February 11-13, 2025, the Board of Trustees of JPMorgan Trust I (the “Board”) agreed to consider in May 2025 the conversion of the JPMorgan Unconstrained Debt Fund to the JPMorgan Flexible Debt ETF, a newly created exchange-traded fund (the “ETF”) (the “Conversion”).

If approved by the Board, it is currently proposed that the Conversion into the ETF would occur in the third quarter of 2025.

The ETF will be managed in a substantially similar manner as the current mutual fund, but the current disclosure regarding the Fund investing a significant amount of its assets in sub-prime mortgage-related securities will be removed and, in order to give the ETF additional flexibility, the ETF will be able to invest up to 5% in Sukuks.

By converting the Fund to the ETF, J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser for the Fund, believes certain classes of shareholders in the Fund could benefit from reduced costs, including, in some cases, lower transfer agency costs and no Rule 12b-1 or service fees. JPMIM is communicating the proposed plans prior to Board approval in order to provide shareholders with ample notice of the proposed Conversion and allow them time to engage with JPMIM on the implications of the proposed transactions, including the need for shareholders to have a brokerage account prior to the Conversion. It is possible that the Conversion will not be approved or will not occur for other reasons, in which case the changes described herein would not take effect.

The Conversion generally would consist of (1) the transfer of the Fund’s assets, subject to its liabilities, to the ETF for shares of the ETF; and (2) the distribution of the ETF shares to the Fund’s shareholders in complete liquidation of the Fund. If approved by the Board, no shareholder approval will be required prior to the conversion. Existing shareholders of the Fund will receive, prior to the Conversion, a combined information statement/prospectus describing in detail both the Conversion and the ETF, and summarizing the Board’s considerations in approving the Conversion.

When the Conversion is considered, the Board, including the Trustees not deemed to be “interested persons” of the Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine whether the Conversion is in the best interests of the Fund and that the Conversion would not dilute the interests of the Fund’s shareholders.

The ETF has not commenced investment operations, and it is anticipated that it will not have shareholders prior to the Conversion.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the Conversion.

If (and only if) the Conversion is approved, the following changes will take effect on June 1, 2025 (the “Effective Date”):

1.	Class A and C Shares of the Fund will be publicly offered only on a limited basis.

2.	New accounts may no longer be established directly through JPMorgan Distribution Services, Inc. (the “Distributor”).

SUP-CONV-MF-225-2

3.	No CDSC will be imposed on redemptions of the Class A or Class C Shares of the Fund.

4.	No sales charge will be imposed on purchases of Class A Shares of the Fund.

5.	Any current Letter of Intent (LOI) under which Class A Shares of the Fund were purchased will be considered completed.

6.	Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived.

Further information regarding these changes is included in the table below. As noted above, each of these changes will be implemented only if the Board approves the Conversion.

1. Limited Offering of Class A and C Shares

On the Effective Date, the following will be added as a new section immediately preceding the “What is the goal of the Fund?” section of the Fund’s Summary Prospectus for Class A, C and I Shares:

Currently, Class A and C Shares of the Fund are publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

On the Effective Date, the following will be added as a new section for the Fund’s Prospectus for Class A, C and I Shares under the heading “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING — Limited Offering of Class A and Class C Shares”:

Class A and C Shares (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

•  Existing shareholders of each Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

•  Group Retirement Plans (as defined in the Glossary) (and their successor, related and affiliated plans), which have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

2. No New Accounts Through Distributor

In addition, on the Effective Date, the first paragraph of the “Investing with J.P. Morgan Funds — PURCHASING FUND SHARES” section of the Prospectuses is deleted in its entirety with respect to the Fund and replaced with the following:

Prior to June 1, 2025, you may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary. Effective June 1, 2025, new accounts will not be established directly through the Distributor.

3. CDSC Waiver on Class A and C Shares

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Waiver of the Class A and Class C CDSC” section of the Prospectuses:

Beginning on June 1, 2025, no CDSC will be imposed on redemptions of the Class A or Class C Shares of the Fund.

4. Sales Charge Waiver on Class A and C Shares

In addition, on the Effective Date, the following will be added to “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and included as the third paragraph in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Class A Shares” section of the Prospectuses:

Beginning on June 1, 2025, no sales charge will be imposed on purchases of Class A Shares of the Fund. As a result, any subsequent purchases of the Fund will not be eligible assets for future rights of accumulation or letter of intent purchases.

5. Forgiving Letter of Intent Obligations

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Reducing Your Class A Shares Charges — Letter of Intent” section of the Prospectuses:

•  Effective June 1, 2025, any current Letter of Intent (LOI) under which Class A Shares of the Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before June 1, 2025. Because an LOI may include Class A purchases of other J.P. Morgan Funds (other than the Fund), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other J.P. Morgan Funds at a reduced front-end sales charge. This change may also apply to the LOIs described in Appendix A — Financial Intermediary-Specific Sales Charge Waivers — Letter of Intent. Please check with your financial intermediary.

6. Waiver of Distribution (Rule 12b-1) Fees	In addition, if the Conversion is approved for the Fund, Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived beginning the first day of the month after the Conversion is approved.

If the Conversion is approved by the Board, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES

FOR FUTURE REFERENCE